THE HOME OF PHEXXI – THE FIRST AND ONLY
FDA-APPROVED ON-DEMAND,
NON-HORMONAL CONTRACEPTIVE GEL.

EVOFEM
BIOSCIENCES


SAUNDRA PELLETIER
CHIEF EXECUTIVE OFFICER
OCTOBER 2022
SCIENCE WITH A SOUL

OTCQB: EVFM

FORWARD-LOOKING STATEMENTS

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws.
In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "strategy," "objective," "designed," "suggest," "currently," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The rate and degree of market acceptance of Phexxi® (lactic acid, citric acid and potassium bitartrate) vaginal gel
- Evofem's ability to successfully commercialize Phexxi in the United States and to enter into successful partnerships to commercialize Phexxi outside of the United States
- Evofem's estimates regarding expenses, revenues, financial performance and capital requirements, including the length of time its capital resources will sustain its operations, and its ability to raise additional capital to fund its operations when/if needed
- Evofem's ability to continue as a going concern
- Evofem's ability to comply with the provisions and requirements of its debt arrangements and to pay amounts owed pursuant to its debt arrangements
- Evofem's ability to maintain and protect its intellectual property position and its ability to obtain additional patent protection for its product for current and investigational indications
- The potential for changes to current regulatory mandates requiring payers to cover FDA-approved or –cleared contraceptives without cost sharing
- Evofem's ability to obtain or maintain third-party payer coverage and adequate reimbursement, and its reliance on the willingness of patients to pay out-of-pocket for Phexxi absent full or partial third-party payer reimbursement
- Evofem's reliance on third-party providers and licensors, such as third-party manufacturers and clinical research organizations
- The presence or absence of any adverse events or side effects relating to the use of Phexxi
- The outcome, cost, timing and success of Evofem's clinical trials including EVOGUARD
- Evofem's ability to retain members of its management and other key personnel and to expand its organization to accommodate potential growth
- General risks to the economy represented by spread and mutation of the COVID-19 virus including, without limitation, its impact on Evofem's business and the commercialization of Phexxi
- Evofem's ability to obtain the necessary regulatory approvals Phexxi for prevention of chlamydia and gonorrhea in women and the timing of such approvals, and,
- Any other risk factors detailed in Evofem's filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K for the year ended December 31, 2021 filed with the SEC on March 10, 2022, 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 12, 2022, and subsequent filings.

The forward looking statements in this presentation represent Evofem's views only as of the date of this presentation, October 5, 2022, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement. This presentation also discusses estimates and other statistical data made by independent parties and by Evofem relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

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O T C Q B : E V F M EVOFEM IS LEADING THE REVOLUTION With innovative women’s reproductive and sexual health solutions 3 THE FIRST AND ONLY ON-DEMAND, NON-HORMONAL PRESCRIPTION CONTRACEPTIVE VAGINAL GEL • Vaginal pH Modulator • Hormone-free • FDA-approved for prevention of pregnancy • Woman-controlled • Used only when you need it • Box of 12 Phexxi applicators Oct ober 5 , 2022

O T C Q B : E V F M 10.3 M WOMEN USE NON-PRESCRIPTION CONTRACEPTIVES N o n - R x m e t h o d s : b a r r i e r m e t h o d s ; w i t h d r a w a l ; p e r i o d i c a b s t i n e n c e ; t r a c k i n g ; o t h e r Other Non-Targets 12.2 Surgical Sterilization 17.2 Prescription Contraceptive, 20.0 No Contraceptive 13.0 Non-Prescription Contraceptive 10.3 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 13.0 M WOMEN USE NO CONTRACEPTIVE AT ALL 20.0 M WOMEN USE PRESCRIPTION CONTRACEPTIVES R x h o r m o n a l o r a l c o n t r a c e p t i v e s , r i n g s , p a t c h e s , s h o t s a n d I U D s / c o p p e r I U D S t u d y p r e d a t e s c o m m e r c i a l a v a i l a b i l i t y o f P h e x x i 1. Daniels-K-and-Abma-J.-Current-Contraceptive-Status-Among-Women-Aged-15-49_NCHS-Data-Brief-Number-388-October-2020.pdf (evofem.com) 2. Grandview Research. U.S. Contraceptive Market Size, Share & Trends Analysis Report By Product (Pills, Intrauterine Devices (IUD), Condoms, Vaginal Ring, Subdermal Implants, Injectable), And Segment Forecasts, 2022 – 2030. 4 O F T H E 7 2 .7 M IL LI O N W O M E N A G E D 1 5 -4 9 I N T H E U .S . U.S. MARKET BY CONTRACEPTIVE METHOD ( I N M I L L I O N S ) 43.3 MILLION POTENTIAL PHEXXI USERS IN THE U.S. (1) $7.9 BILLION CONTRACEPTIVE MARKET (U.S. 2021) (2) Oct ober 5 , 2022

EVFM: KEY INVESTMENT CONSIDERATIONS

phexxi®

ONGOING GROWTH IN $7.9 BILLION U.S. CONTRACEPTIVE MARKET

- 42% increase in Phexxi net sales Q2 vs. Q1 2022

TOP-LINE DATA EXPECTED OCTOBER 2022 FROM PHASE 3 TRIAL OF PHEXXI FOR PREVENTION OF CHLAMYDIA & GONORRHEA IN WOMEN

- Positive outcomes should enable sNDA submissions in 1H 2023

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OTCQB: EVFM

MOA - PHEXXI IS A pH MODULATOR

Optimal vaginal pH levels can range from 3.5 – 4.5



WHEN SEMEN (pH 7.1-8) ENTERS THE VAGINA, IT RAISES THE ENVIRONMENTAL pH LEVEL

ALLOWS SPERM TO BE MOBILE AND SWIM UP THE REPRODUCTIVE CANAL

PHEXXI KEEPS VAGINAL pH IN THE OPTIMAL RANGE

VAGINAL pH MODULATION UNDERLIES CURRENT PIPELINE PROGRAMS

MANY BACTERIAL & VIRAL PATHOGENS REQUIRE HIGHER VAGINAL pH FOR SURVIVAL

Initial targets:

- Gonorrhea: Confirmatory Phase 3 complete
- Chlamydia: Confirmatory Phase 3 complete
- Bacterial vaginosis: Phase 2-ready

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PROVEN TO PREVENT PREGNANCIES W/O HORMONES

Results of AMPOWER | A phase 3 multicenter, single-arm, open label clinical trial (n=1384)

PRIMARY ENDPOINT

86% EFFICACY RATE OVER 7 CYCLES

KAPLAN-MEIER/TIME-TO-EVENT EFFICACY ANALYSIS OVER 7 CYCLES **WITH TYPICAL USE**.

7-CYCLE CUMULATIVE PREGNANCY RISK OF 13.7%

SECONDARY ANALYSIS

93% EFFICACY RATE OVER 7 CYCLES

KAPLAN-MEIER/TIME-TO-EVENT EFFICACY ANALYSIS OVER 7 CYCLES OF USE **WHEN USED AS DIRECTED**.

7-CYCLE CUMULATIVE PREGNANCY RISK OF 6.7%

POST HOC ANALYSIS

99% PREGNANCIES PREVENTED PER ACT OF INTERCOURSE

BASED ON 101 PREGNANCIES (n=1182) OVER 24,289 ACTS OF INTERCOURSE.

PER-ACT-OF-INTERCOURSE PREGNANCY RISK OF 0.415%

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EVERY 1% MARKET SHARE OF THE 42.3 MILLION WOMEN IN OUR ADDRESSABLE MARKET REPRESENTS SIGNIFICANT NET PRODUCT SALES

GROSS WAC: $338.10 (1)
PER BOX OF 12 PHEXXI APPLICATORS

PAID BY THE PLAN, NOT THE WOMAN.

UNDER FEDERAL LAW, MOST PAYERS MUST COVER FDA-APPROVED CONTRACEPTIVES, INCLUDING PHEXXI, AT NO COST TO WOMEN.

GTN Adjustments	Net to Evofem per box of Phexxi	Phexxi Boxes per Woman per year	**Annual Net Sales per 1% market penetration** (2)
40% GTN ADJUSTMENTS	**$202.86** NET TO EVOFEM PER BOX OF PHEXXI	X 4	$343.2 M
		X **6**	**$514.9 M**
35% GTN ADJUSTMENTS	**$219.77** NET TO EVOFEM PER BOX OF PHEXXI	X 4	$371.8 M
		X **6**	**$557.8 M**

1. Effective October 1, 2022. WAC: Wholesale Acquisition Cost.
2. Annual net sales calculation: Net $ to EVFM per box * boxes/year/women * 423,000 women (1% of 42.3M women in Phexxi addressable market)

8 October 5, 2022 OTCQB: EVFM

O T C Q B : E V F M • Significant “earned media” coverage • A360 Media: Phexxi branded content in some of the most widely read entertainment and lifestyle magazines and websites in the U.S. I N C R E A S I N G B R A N D A W A R E N E S S 9 Oct ober 5 , 2022

ADVANCING OUR BUSINESS

- Increasing Phexxi access through payer wins including:
    - Large PBM added Phexxi to national template formularies with no restrictions
    - National-level commercial payer added Phexxi to formulary for Standard Plans Nationwide
    - One of the largest commercial payers in California ($0 copay)
    - Largest payers in Hawaii, Utah & Pacific Northwest
- Increased Phexxi shelf life to 4 years
- Intellectual Property Protection bolstered thorough newly issued Composition of Matter patent
- New Phexxi manufacturing agreement to decrease COGS up to 45%

PHEXXI APPROVED CLAIM RATE WAS OVER 72% IN JULY 2022
- A NEW MONTHLY HIGH FOR THE YEAR -



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O T C Q B : E V F M The U.S. Department of Health and Human Services, alongside the Departments of Labor and of the Treasury, clarif ied: 1. It wil l enforce federal law requiring group health plans and health insurance issuers to cover contraceptives approved, granted, or cleared by the FDA at no cost to participants 2. Contraceptive coverage is guaranteed at no additional cost under the Affordable Care Act no matter where someone l ives or works R E C E N T C L A R I T Y F R O M U . S . G O V E R N M E N T O N C O N T R A C E P T I V E A C C E S S 1. https://www.einnews.com/pr_news/583484688/hhs-dol-and-treasury-issue-guidance-regarding-birth-control-coverage 30 ++6'2/DQG7UHDVXU\,VVXH*XLGDQFH5HJDUGLQJ%LUWK&RQWURO&RYHUDJH_++6JRY KWWSVZZZKKVJRYDERXWQHZVKKVGROWUHDVXU\LVVXHJXLGDQFHUHJDUGLQJELUWKFRQWUROFRYHUDJHKWPO  ++6JRY ++6'2/DQG7UHDVXU\,VVXH*XLGDQFH5HJDUGLQJ%LUWK &RQWURO&RYHUDJH 'HSDUWPHQWVPDNHFOHDUWKDWFRQWUDFHSWLYHFRYHUDJHLVJXDUDQWHHGDWQRDGGLWLRQDOFRVWXQGHUWKH $IIRUGDEOH&DUH$FWQRPDWWHUZKHUHVRPHRQHOLYHVRUZRUNV 7RGD\IROORZLQJ3UHVLGHQW%LGHQ·V([HFXWLYH2UGHURQHQVXULQJDFFHVVWRUHSURGXFWLYHKHDOWKFDUHWKH 86'HSDUWPHQWRI+HDOWKDQG+XPDQ6HUYLFHV ++6 DORQJVLGHWKH'HSDUWPHQWVRI/DERUDQGRIWKH 7UHDVXU\ 'HSDUWPHQWV WRRNDFWLRQWRFODULI\SURWHFWLRQVIRUELUWKFRQWUROFRYHUDJHXQGHUWKH$IIRUGDEOH &DUH$FW $&$ 8QGHUWKH$&$PRVWSULYDWHKHDOWKSODQVDUHUHTXLUHGWRSURYLGHELUWKFRQWURODQGIDPLO\ SODQQLQJFRXQVHOLQJDWQRDGGLWLRQDOFRVW 7KHJXLGDQFHFRPHVRQWKHKHHOVRI++6·ZRUNWREROVWHUIDPLO\SODQQLQJVHUYLFHVLQFOXGLQJDFFHVVWR HPHUJHQF\FRQWUDFHSWLYHV$FFRUGLQJWRDUHSRUWUHOHDVHGE\++6LQPLOOLRQZRPHQEHQHÀWHG IURPWKH$&$·VSUHYHQWLYHVHUYLFHVDQGELUWKFRQWUROFRYHUDJHZKLFKKDVVDYHGELOOLRQVRIGROODUVLQRXW RISRFNHWVSHQGLQJRQFRQWUDFHSWLYHVVLQFHWKH$&$ZDVSDVVHG,QUHVSRQVHWRLQFUHDVLQJFRPSODLQWV IURPZRPHQDQGFRYHUHGGHSHQGHQWVDERXWQRWUHFHLYLQJWKLVFRYHUDJHWKH'HSDUWPHQWVLVVXHGWKLV JXLGDQFHWRUHPLQGSODQVDQGLVVXHUVRIWKH$&$·VFRQWUDFHSWLYHFRYHUDJHUHTXLUHPHQWVDQGHPSKDVL]H WKH'HSDUWPHQWV·FRPPLWPHQWWRHQIRUFHPHQW7RGD\·VDQQRXQFHPHQWLVSDUWRIDFRPSUHKHQVLYHHIIRUWE\ WKH%LGHQ+DUULV$GPLQLVWUDWLRQWRSURWHFWZRPHQ·VDFFHVVWRUHSURGXFWLYHKHDOWKFDUHZKLOHUHSURGXFWLYH ULJKWVDUHXQGHUDVVDXOWLQPDQ\VWDWHVDFURVVWKHFRXQWU\ ´8QGHUWKH$&$\RXKDYHWKHULJKWWRIUHHELUWKFRQWURO³QRPDWWHUZKDWVWDWH\RXOLYHLQµVDLG++6 6HFUHWDU\;DYLHU%HFHUUD´:LWKDERUWLRQFDUHXQGHUDWWDFNLWLVFULWLFDOWKDWZHHQVXUHELUWKFRQWUROLV DFFHVVLEOHQDWLRQZLGHDQGWKDWHPSOR\HUVDQGLQVXUHUVIROORZWKHODZDQGSURYLGHFRYHUDJHIRULWZLWKQR DGGLWLRQDOFRVW)DPLO\SODQQLQJRQHRIWKHJUHDWHVWSXEOLFKHDOWKDFKLHYHPHQWVRIWKHWKFHQWXU\LVNH\ WREHWWHUKHDOWKRXWFRPHV:HZLOOGRDOOZHFDQDW++6WRSURWHFWIDPLO\SODQQLQJDQGDOORWKHUIRUPVRI UHSURGXFWLYHKHDOWKFDUHLQFOXGLQJDERUWLRQFDUHEHFDXVHLWLVHVVHQWLDOKHDOWKFDUHµ +RPH!$ERXW!1HZV!++6'2/DQG7UHDVXU\,VVXH*XLGDQFH5HJDUGLQJ%LUWK&RQWURO&RYHUDJH 86'HSDUWPHQWRI+HDOWK +XPDQ6HUYLFHV )25,00(',$7(5(/($6( -XO\ &RQWDFW++63UHVV2IÀFH  PHGLD#KKVJRY PDLOWRPHGLD#KKVJRY THE SECRETARY OF HEALTH AND HUMAN SERVICES WASHINGTON, D.C. 20201 July 11, 2022 VIA ELECTRONIC MAIL Dear Health Care Providers: In light of the Supreme Court’s decision in Dobbs v. Jackson Women’s Health Organization, I am writing regarding the Department of Health and Human Services (HHS) enforcement of the Emergency Medical Treatment and Active Labor Act (EMTALA). As frontline health care providers, the federal EMTALA statute protects your clinical judgment and the action that you take to provide stabilizing medical treatment to your pregnant patients, regardless of the restrictions in the state where you practice. The EMTALA statute requires that all patients receive an appropriate medical screening examination, stabilizing treatment, and transfer, if necessary, irrespective of any state laws or mandates that apply to specific procedures. It is critical that providers know that a physician or other qualified medical personnel’s professional and legal duty to provide stabilizing medical treatment to a patient who presents to the emergency department and is found to have an emergency medical condition preempts any directly conflicting state law or mandate that might otherwise prohibit such treatment. As indicated above and in our guidance1, the determination of an emergency medical condition is the responsibility of the examining physician or other qualified medical personnel. Emergency medical conditions involving pregnant patients may include, but are not limited to, ectopic pregnancy, complications of pregnancy loss, or emergent hypertensive disorders, such as preeclampsia with severe features. Any state laws or mandates that employ a more restrictive definition of an emergency medical condition are preempted by the EMTALA statute. The course of treatment necessary to stabilize such emergency medical conditions is also under the purview of the physician or other qualified medical personnel. Stabilizing treatment could include medical and/or surgical interventions (e.g., abortion, removal of one or both fallopian tubes, anti-hypertensive therapy, methotrexate therapy etc.), irrespective of any state laws or mandates that apply to specific procedures. Thus, if a physician believes that a pregnant patient presenting at an emergency department, including certain labor and delivery departments, is experiencing an emergency medical condition as defined by EMTALA, and that abortion is the stabilizing treatment necessary to resolve that condition, the physician must provide that treatment. And when a state law prohibits 1 Reinforcement of EMTALA Obligations specific to Patients who are Pregnant or are Experiencing Pregnancy Loss (QSO-21-22-Hospitals- UPDATED JULY 2022), available at https://www.cms.gov/medicareprovider-enrollment- and-certificationsurveycertificationgeninfopolicy-and-memos-states-and/reinforcement-emtala-obligations-specific- patients-who-are-pregnant-or-are-experiencing-pregnancy-0 11 Oct ober 5 , 2022

O T C Q B : E V F M $1.9 $1.7 $3.6 $4.3 $6.0 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 42% INCREASE IN PHEXXI NET PRODUCT SALES 42% INCREASE Q2 vs. Q1 IN M IL LI O NS 12 Oct ober 5 , 2022

REDUCING OUR OPERATING EXPENSES



IN MILLIONS
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$ 43.0
$ 45.1
$ 41.0
$ 33.2
$ 30.5
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Cost of goods sold
Research & development
Sales & marketing
General & administrative
We expect R&D will further decrease now that *EVOGUARD* is complete

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O T C Q B : E V F M $(41.1) $(43.4) $(37.4) $(28.9) $(24.4) $(50.0) $(45.0) $(40.0) $(35.0) $(30.0) $(25.0) $(20.0) $(15.0) $(10.0) $(5.0) $- Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 NARROWING OUR LOSS FROM OPERATIONS IN M IL LI O NS 16% DECREASE Q2 vs. Q1 14 Oct ober 5 , 2022

O T C Q B : E V F M CHLAMYDIA & GONORRHEA PREVENTION PHASE 3 EVOGUARD TRIAL

CHLAMYDIA AND GONORRHEA | ALL SEXUALLY ACTIVE PEOPLE ARE AT RISK (1)

PER THE U.S. CENTERS FOR DISEASE CONTROL AND PREVENTION (CDC):

- 20% of people in the U.S. had a sexually transmitted infection on any given day in 2018 (2)

CHLAMYDIA IS THE MOST FREQUENTLY REPORTED BACTERIAL INFECTION IN THE U.S. (1)

- Incidence: 4 million new cases in 2018 (3)
- Direct medical cost : $691 million (3)
- Up to 70% of infections are asymptomatic (4)
- Untreated chlamydia can result in long-term reproductive problems (4)
- The most common cause of infertility in the U.S.; accounts for 30% of cases (5,6)

GONORRHEA IS ON THE RISE AND INCREASINGLY ANTIBIOTIC RESISTANT

- Incidence: 1.6 million new cases in 2018 (3)
- Direct medical cost in 2018: $271 million (3)
- 50% of all gonorrhea infections were estimated to be resistant to at least one antibiotic in 2020

1. CDC (2021): Sexually Transmitted Disease Surveillance 2019. https://www.cdc.gov/std/statistics/2019/default.htm
2. CDC (2021): https://www.cdc.gov/media/releases/2021/p0125-sexualy-transmitted-infection.html
3. CDC. Sexually transmitted infections prevalence, incidence, and cost estimates in the United States. 2018 https://journals.lww.com/stdjournal/Fulltext/2021/04000/The_Estimated_Direct_Lifetime_Medical_Costs_of.3.aspx
4. Hoenderboom BM et al. Relation between chlamydia trachomatis infection and pelvic inflammatory disease, ectopic pregnancy and tubal factor infertility in a Dutch cohort of women previously tested for chlamydia in chlamydia screening trial. Sex Transm Infect. 2019
5. Sziller I et al. Chlamydia trachomatis infection, fallopian tube damage and a mannose-binding lectin codon 54 gene polymorphism. Hum Reprod Update. 2007
6. Dun EC and Nezhat CH. Tubal factor infertility: diagnosis and management in the era of assisted reproductive technology. Obstet Gynecol Clin North Am. 2012

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LATE-STAGE CLINICAL PROGRAM | PHEXXI FOR PREVENTION OF CHLAMYDIA & GONORRHEA IN WOMEN

EVOGUARD TRIAL DESIGN

- Randomized, double-blind, placebo-controlled Phase 3 clinical trial
- Enrolled 1903 women at over 100 U.S. sites
- Primary endpoint: reduction in chlamydia and gonorrhea infections among women using Phexxi vs. placebo

BUILDS ON POSITIVE, STATISTICALLY SIGNIFICANT *AMPREVENCE* RESULTS

- Randomized, double-blind, placebo-controlled Phase 2B/3 clinical trial
- 764 women at over 100 U.S. sites
- 50% reduction in risk of chlamydia infection (P=0.0256)
- 78% reduction in risk of gonorrhea infection (P=0.0316)
- AEs were similar in both arms; few women discontinued due to AEs (2)

1. Chappell T et al. EVO100 Prevents Chlamydia and Gonorrhea in Women at High-Risk for Infection. AJOG. https://www.sciencedirect.com/science/article/abs/pii/S0002937821001563
2. AE: Adverse Event



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CHLAMYDIA & GONORRHEA PREVENTION | EXPECTED TIMELINE

CLINICAL AND REGULATORY MILESTONES

✓ Last Subject Last Visit completed July 2022

- **Top-line data readout expected mid-October 2022**
- sNDA submissions expected 1H 2023 (1)
- Potential FDA action by YE 2023 (1,2)
    - Fast track status shortens review time to 6 months from acceptance of filing

1. Assumes favorable outcomes of EVOGUARD
2. Assumes timely acceptance of sNDA submission(s)

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O T C Q B : E V F M OTHER GROWTH AND VALUE CREATION STRATEGIES

OTHER GROWTH AND VALUE CREATION STRATEGIES

Partnerships and more

LEVERAGE U.S. SALES FORCE FOR OTHER WOMEN'S HEALTH PRODUCTS

- Identify synergistic products to co-market to OB/GYNs and allied healthcare providers
- Offset commercial operating costs

SECURE PARTNERSHIP(S) FOR COMMERCIALIZATION OF PHEXXI IN FOREIGN MARKETS

- Upfront capital
- Milestone payments
- Tiered royalties on future sales

OTHER STRATEGIC OPPORTUNITIES

- Early-stage collaboration with Orion Biotechnology to potentially develop first-in-class Multipurpose Prevention Technology (MPT) product candidate for prevention of HIV, chlamydia, gonorrhea and pregnancy in women

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U.S. INTELLECTUAL PROPERTY PROTECTS PHEXXI INTO AT LEAST 2033

NEWLY ISSUED PATENT COVERING PHEXXI COMPOSITION OF MATTER (1)

  - Expected to provide protection into at least 2033

TWO ORANGE BOOK LISTED PATENTS

- 10,568,855: Method of use patent that covers contraception using the L-Lactic Acid Phexxi formulation
  - Expected to provide protection into March 2033
- 6,706,276: Composition of matter patent covering Phexxi
  - Expected to provide protection into March 2026

DESIGNATED A QUALIFIED INFECTIOUS DISEASE PRODUCT (QIDP) BY U.S. FDA FOR PREVENTION OF CHLAMYDIA AND GONORRHEA IN WOMEN

- QIDP designation qualifies product for an additional five years of marketing exclusivity following FDA approval for that indication

1. U.S. Patent No. 11,439,610 "Compositions and Methods for Enhancing the Efficacy of Contraceptive Microbicides"

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O T C Q B : E V F M CURRENT EXPECTATIONS 2022 NET PRODUCT SALES OF $30 - $35 MILLION • 264% - 325% growth year-over-year GROSS-TO-NET OF 40% OR BETTER REDUCE OPEX BY $50 MILLION IN 2022 vs. 2021 • $25.3 million lower in 1H 2022 vs. 1H 2021 CASHFLOW BREAKEVEN ON A QUARTERLY BASIS NO LATER THAN YEAR-END 2023 22 Oct ober 5 , 2022

O T C Q B : E V F M SHATTERING THE HORMONE GLASS CEILING

O T C Q B : E V F M T H E H O M E O F P H E X X I – O N - D E M A N D N O N - H O R M O N A L C O N T R A C E P T I V E G E L . S C I E N C E W I T H A S O U LO T C Q B : E V F M T H A N K Y O U